UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 20, 2013

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-49629

DE	33-0933072
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
25242 Arctic Ocean Drive, Lake Forest, CA 92630
(Address of Principal Executive Offices, Including Zip Code)
949-399-4500
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry Into a Material Definitive Agreement.
On May 20, 2013 (the "Effective Date"), the Registrant and its senior secured lender, Bridge Bank, National Association (the "Lender"), entered into a Loan and Security Modification Agreement ("Loan Amendment") pursuant to which (i) the Registrant and Lender agreed to amend the Loan and Security Agreement, dated May 7, 2012, between the Registrant and Lender (the "Loan Agreement") and (ii) the Lender agreed to waive all events of default under the Loan Agreement arising from the Registrant's failure to comply with certain financial covenants contained in the Loan Agreement.
The material amendments to the Loan Agreement are as follows:
1.The Performance to Plan financial covenant was deleted in its entirety.
2.The definition of Borrowing Base was amended to allow for up to 50% of Eligible Inventory (subject to a cap of 40% of all outstanding Advances) regardless of the Registrant’s Asset Coverage Ratio. Prior to the Loan Amendment, the Registrant’s Asset Coverage Ratio had to be at least 1.50:1.00 before up to 50% of Eligible Inventory was included in the Borrowing Base.
3.The facility fee due on the first anniversary date of the Loan Agreement was reduced from $100,000 to $50,000.
4.If the Registrant’s Asset Coverage Ratio falls below 1.35:1.00 at the end of a month, then the interest rate will be adjusted to the Prime Rate plus 2.5% (from Prime Rate plus 2.0%) and will remain at Prime Rate plus 2.5% until the Registrant’s Asset Coverage Ratio is at least 1.35:1.00.
5.The amount of the revolving line available to the Registrant under the Loan Agreement was reduced from $10.0 million to $5.0 million.
In connection with the Loan Amendment, the Registrant paid the Lender a cash fee of $20,000 and issued the Lender a warrant to purchase up to 100,000 shares of the Registrant’s common stock at an exercise price of $0.62 per share (the “Lender Warrant”). The Lender Warrant contains standard and customary anti-dilution provisions, may be exercised on a cashless basis, and expires seven years from the issuance date.
A copy of the Loan Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The description of the material terms of the Loan Amendment is qualified in its entirety by reference to Exhibit 10.1. A copy of the Lender Warrant is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The description of the material terms of the Lender Warrant is qualified in its entirety by reference to Exhibit 4.1.
Item 3.02 Unregistered Sales of Equity Securities
The disclosures under Item 1.01 are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Lender Warrant to Purchase Common Stock
10.1	Loan and Security Modification Agreement, dated May 20, 2013, between the Registrant and Bridge Bank, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE INC

Date: May 24, 2013	By:	/s/ Kenneth R. Lombardo
Kenneth R. Lombardo
General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Lender Warrant to Purchase Common Stock
10.1	Loan and Security Modification Agreement, dated May 20, 2013, between the Registrant and Bridge Bank, National Association